Ex 10.3

                             SUB-ADVISERY AGREEMENT

     AGREEMENT made as of the 21st day of September, 1994 between UNITED SERVICES ADVISORS, INC., a corporation organized under the laws of the State of Texas (the "Adviser"), ACCOLADE FUNDS, a Massachusetts business trust having its principal place of business in San Antonio, Texas (the "Trust"), on behalf of the Bonnel Growth Fund (the "Fund"), a series of shares of the Trust, and BONNEL, INC. (the "Sub-Adviser") of Reno, Nevada.

     WHEREAS, the Adviser is engaged in the business of rendering investment management services to the Trust; and

     WHEREAS, the Trust is an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Trust is operated as a "series company" within the meaning of Rule 18f-2 under the 1940 Act and has three separate series of shares of beneficial interest, one of which series is the Fund.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1. APPOINTMENT OF SUB-ADVISER.

          The Sub-Adviser is hereby appointed to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. To enable Sub-Adviser to exercise fully its discretion and authority as provided in this Section 1, the Trust hereby constitutes and appoints Sub-Adviser as the Trust's agent and attorney-in-fact with full power and authority for the Trust and on the Trust's behalf to buy, sell and otherwise deal in securities and contracts relating to same for the Fund.

     2. DUTIES OF SUB-ADVISER.

          (a) The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Fund's Prospectus (as defined below) and subject to the supervision of the Adviser and the Board of Trustees of the Trust, (i) to develop, recommend and implement such investment program and strategy for the Fund as may from time to time in the circumstances appear most appropriate to the achievement of the investment objective of the Fund as stated in the aforesaid Prospectus, (ii) to provide research and analysis relative to the investment program and investments of the Fund, (iii) to determine what securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents and (iv) to monitor on a continuing basis the performance of the portfolio securities of the Fund. The Sub-Adviser will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer; and will review the accuracy of the pricing of portfolio securities in accordance with Trust procedures. From time to time, as the Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request. The Sub-Adviser will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Sub-Adviser will make its officers and employees available to meet with the Trust's officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

               The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Trust will pay the actual brokerage commissions and any transfer taxes with respect to transactions in the portfolio securities of the Trust. The Sub-Adviser is authorized to submit any such order collectively with orders on behalf of other accounts under its management, provided that the Sub-Adviser shall have determined that such action is in the best interest of the Fund and is in accordance with applicable law, including, without limitation, Rule 17d-1 under the 1940 Act. In executing portfolio transactions and selecting brokers or dealers, the Sub- Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. An affiliated person of the Sub-Adviser may provide brokerage services to the Fund provided that the Sub-Adviser shall have determined that such action is consistent with its obligation to seek the best overall terms available and is in accordance with applicable law, including, without limitation, Section 17(e) of the 1940 Act. The foregoing shall not be deemed to authorize an affiliated person of the Sub-Adviser to enter into transactions with the Fund as principal.

               In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

          (b) Delivery of Documents. The Adviser will furnish upon request or has furnished the Sub- Adviser with true copies of each of the following:

               (i) The Trust's Master Trust Agreement dated April 15, 1993 as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended, is herein called the "Master Trust Agreement");

               (ii) The Trust's By-Laws and amendments thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, is herein called the "By-Laws);

               (iii)Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement;

               (iv) The most recent Post-Effective Amendment to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and the 1940 Act as filed with the Securities and Exchange Commission;

               (v) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto being referred to herein as the "Prospectus"); and

               (vi) All resolutions of the Board of Trustees of the Trust pertaining to the management of the assets of the Fund.

          During the term of this Agreement the Adviser shall not use or implement any amendment or supplement that relates to or affects the obligations of the Sub-Adviser hereunder if the Sub-Adviser reasonably objects in writing within five business days after delivery thereof (or such shorter period of time as the Adviser shall specify upon delivery, if such shorter period of time is reasonable under the circumstances).

     3. ADVISORY FEE.

          (a) For the services to be provided to the Fund by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser will pay the Sub-Adviser a minimum fee of $150,000 per year. When the Fund's assets exceed $30 million, the Adviser and Sub-Adviser will share the management fee (as defined below) equally except that the Sub-Adviser's share would be subject to downward adjustments for:
               (1) the Adviser's incurred costs and expenses of marketing the Bonnel Fund (including prospectus fulfillment, Mr. Bonnel's travel costs, annual costs for marketing and promotion of the Fund etc.) that exceed the .25% "12b-1 fee" charged to the Fund for such marketing purposes; (2) for any monies previously received as a result of the minimum sub-advisory fee set forth above that were paid by the Adviser or the Trust prior to the date that the Securities and Exchange Commission declared the Fund's Registration Statement to be effective; (3) the unrecovered costs of organizing the Bonnel Fund up to $40,000 (the Adviser will be responsible for bearing costs of organization of the Fund in excess of $40,000); and (4) if a decision is made with respect to placing a cap on expenses to the extent that actual expenses of the Fund would exceed the cap, and the Adviser would be required to pay or absorb any of the excess expenses, by the amount of the excess expenses paid or absorbed by the Adviser through such downward adjustments. Advisor agrees to pay the Sub-Advisor the minimum fee for a period of three years provided Mr. Bonnel is ready, willing and able to perform the Sub-Advisor's duties hereunder. The fee is payable in monthly installments in arrears. The "Management Fee" means the management fee paid by the Trust to the Adviser under the Advisory Agreement, dated as of September 21, 1994, between the Trust and the Adviser with respect to the management of the Fund.

          (b) In the case of termination of the Agreement during any calendar month, the fee with respect to that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the days during which it is so in effect.

          (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust in accordance with the Master Trust Agreement, as of the close of business on each day during such month that the Fund was open for business, by (ii) the number of such days.

     4. EXPENSES.

          During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder.

     5. FUND TRANSACTIONS.

          The Sub-Adviser agrees that neither it nor any of its employees, officers or directors will take any long or short term position in the shares of the Fund or portfolio securities of the Fund for trading purposes; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase.

     6. REPRESENTATION AND WARRANTY.

          The Sub-Adviser hereby represents and warrants to the Adviser that it is duly registered as an investment adviser, or is exempt from registration, under the Investment Advisor's Act of 1940, as amended, and that it shall maintain such registration or exemption at all times during which this Agreement is in effect.

     7. LIABILITY OF SUB-ADVISER.

          In the performance of its duties under this Agreement, the Sub-Adviser shall act in conformity with and in compliance with the requirements of the 1940 Act and all other applicable U.S. Federal and state laws and regulations and shall not cause the Fund to take any action that would require the Fund or any affiliated person thereof to register as a commodity pool operator under the terms of the U.S. Commodity Exchange Act, as amended (it being understood by the Sub-Adviser that a notice of eligibility has been filed on behalf of the Trust pursuant to Rule 4.5 promulgated under said Act). The Sub-Adviser shall be responsible for maintaining such procedures as may be reasonably necessary to ensure that the investment and reinvestment of the Fund's assets are made in compliance with its investment objectives and policies and with all applicable statues and regulations and that the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     8. REPORTS.

          The Sub-Adviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to duties of the Sub- Adviser set forth herein.

     9. DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) Duration. With respect to the Trust, this Agreement shall become effective upon the date hereof and shall continue in full force and effect from year to year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and
               (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) Termination. With respect to the Trust, this Agreement may be terminated at any time, without payment of any penalty (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940
               Act) on sixty (60)  days'  written  notice to the other  parties,
               (ii) by the Adviser on sixty (60) days' written notice to the other parties or (iii) by the Sub-Adviser on ninety (90) days' written notice to the other parties.

          (c) Automatic Termination. With respect to the Trust, this Agreement shall automatically and immediately terminate in the event of its assignment or upon expiration of the Advisory Agreement now or hereafter in effect between the Adviser and the Trust with respect to the Fund.

          (d) It is understood that the Letter Agreement, dated March 22, 1994, as subsequently clarified by letters dated April 7, 1994, and April 19, 1994 (the "Letter Agreement"), shall survive the termination of this Sub-Advisory Agreement with regards to the relationship between the Adviser and the Sub-Adviser. In particular, and without limiting the foregoing, so long as the Sub-Adviser is ready, willing and able to perform its duties hereunder, the Adviser shall pay the Sub-Adviser the minimum fee of $150,000, even if this Agreement has been terminated with respect to the Trust.

     10. SERVICES NOT EXCLUSIVE.

          The services of the Sub-Adviser of the Fund hereunder are not to be deemed exclusive, and the Sub- Adviser shall be free to render similar services to others.

     11. LIMITATION OF LIABILITY.

          (a) THE TRUST. The term "Sophisticated Investors Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement. The execution and delivery of the Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.

          (b) THE ADVISOR AND SUB-ADVISOR. It is expressly agreed that the oblations of the Advisor and Sub- Adviser hereunder shall not be binding upon any of the shareholders, nominees, officers, agents or employees of the Advisor or Sub-Adviser, personally, but bind only the assets and property of the Advisor and Sub-Adviser, respectively. The execution and delivery of the Agreement have been authorized by the directors and officers of the Advisor and Sub-Adviser and signed by an authorized officer of the Advisor and Sub-Adviser, acting as such, and neither such authorization by such directors and officers nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Advisor and Sub-Adviser, respectively. This limitation of liability shall not be deemed to protect the shareholders, nominees,  officers,  agents  or  employees  of the  Advisor  and
               Sub-Adviser against any liability to the Trust or its shareholders to which they might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of their duties or the reckless disregard of their obligations and duties under this Agreement.

     12. MISCELLANEOUS.

          (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate in writing for the receipt of such notices.

          (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

          (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

          (d) This Agreement and the Letter Agreement constitute the entire agreement of the parties and supersede all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings, regarding the subject matter hereof. To the extent that the Letter Agreement is inconsistent with this Agreement, the terms of this Agreement shall control.

     13. STANDARD OF CARE.

          To the extent permitted under applicable law (including section 36 of the 1940 Act), the Sub-Adviser will not be liable to the Trust or the Adviser for any losses incurred by the Trust, the Fund or the Adviser that arise out of or are in any way connected with any recommendation or other act or failure to act of the Sub-Adviser under this Agreement, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Sub-Adviser's fiduciary duty to the Trust, the Fund or the adviser. Anything in this section 13 or otherwise in this Agreement to the contrary notwithstanding, however, nothing herein shall constitute a waiver or limitation of any rights that the Trust, the Adviser or the Fund may have under any Federal or state securities laws.

     14. RIGHT OF SUB-ADVISER IN CORPORATE NAME

          The phrase "Bonnel", which comprises a component of the Fund's name, is a property right of the Sub- Adviser. The Trust, the Adviser and the Fund agree and consent that so long as this Agreement is in effect: (i) the Fund may use the phrase "Bonnel" as a component of its corporate name (including corporate documents, sales literature, and marketing) and the Trust, the Adviser and the Fund will not use that name for any other purpose; (ii) none of them will purport to grant to any third party the right to use the phrase "Bonnel" for any purpose;
          (iii) the Sub-Adviser or any corporate affiliate of the Sub- Adviser may use or grant to others the right to use the phrase "Bonnel" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, so long as there in no material adverse effect to the Fund, and at the request of the Sub- Adviser, the Trust, the Adviser and the Fund will take such actions as may be required to provide their consent to such use or grant; and (iv) on the termination of any investment advisory contract into which the Sub-Adviser and the Trust, the Adviser and the Fund may enter, the trust, the Adviser and the fund shall, on request by the Sub-Adviser, promptly take such action, at their own expense, as may be necessary to change its corporate name to one not containing "Bonnel" and following such change, shall not use the phrase "Bonnel" or any combination thereof, as a part of its corporate name, or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Sub-Adviser may request to effect the foregoing and recovery to the Sub-Adviser any and all rights to such phrase.

     IN WITNESS WHEREOF, the Adviser, the Trust and the Sub-Adviser have caused this Agreement to be executed on the day and year first above written.

                                       UNITED SERVICES ADVISORS, INC.
                                       By: /S/ Bobby D. Duncan

                                       ACCOLADE FUNDS
                                       By: /S/ Bobby D. Duncan

                                       BONNEL, INC.
                                       By: /S/ Arthur J. Bonnel, Jr.
                                       Arthur J. Bonnel, Jr., President